LEGG MASON PARTNERS INCOME FUNDS

Legg Mason Partners Convertible Fund (the “Fund”)

Supplement Dated February 14, 2007

to Prospectus and Statement of Additional Information

Dated November 30, 2006

The following information supplements the Prospectus and Statement of Additional Information for the Fund and supersedes any contrary information:

Effective February 12, 2007, the Fund is managed by a team of portfolio managers, sector specialists and other investment professionals led by Peter Luke. Mr. Luke serves as a portfolio manager and has been responsible for the fund’s day-to-day management and oversight since 2001. Prior to 2001, Mr. Luke was employed as a portfolio manager by General Motors Investment Management Corporation. Mr. Luke is an investment officer of ClearBridge Advisors LLC with over thirty-four years of investment management experience.

The SAI provides additional information about the compensation of the portfolio manager, other accounts managed by the portfolio manager and any Fund shares held by the portfolio managers, and has more detailed information about the manager, subadviser and other Fund service providers.

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